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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A-1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 23, 2005

LEVEL 3 COMMUNICATIONS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15658 (Commission File Number)	47-0210602 (IRS Employer Identification No.)
1025 Eldorado Blvd. Broomfield, Colorado (Address of Principal Executive Offices)	80021 (Zip Code)

Registrant's telephone number, including area code (720) 888-1000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Level 3 Communications, Inc. under Items 2.01 and 9.01 on December 29, 2005. Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Section 2—Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        On December 23 2005, pursuant to the Purchase Agreement, dated as of October 30, 2005, by and among Level 3 Communications, Inc. ("Level 3"), Level 3 Communications, LLC, a wholly owned subsidiary of Level 3 ("Level 3 Communications"), Leucadia National Corporation ("Leucadia") and Baldwin Enterprises, Inc., an indirect wholly owned subsidiary of Leucadia ("Baldwin"), as amended (the "Purchase Agreement"), Level 3 and Level 3 Communications completed the acquisition of all of the issued and outstanding membership units of WilTel Communications Group, LLC ("WilTel"), a wholly owned subsidiary of Baldwin, excluding certain specified assets and liabilities of WilTel.

        The consideration paid by Level 3 consisted of approximately $390 million in cash (which included a $16 million adjustment for estimated excess working capital), plus $100 million in cash to reflect Leucadia's having complied with its obligation to leave that amount of cash in WilTel, and 115 million newly issued shares of Level 3 common stock, par value $0.01 per share (the "Shares"). The cash purchase price is subject to post-closing adjustments based on actual working capital as of the closing date.

        As previously disclosed in Level 3's Form 8-K filed with the Securities and Exchange Commission (the "SEC") on November 1, 2005, prior to the closing, WilTel transferred certain excluded assets to Baldwin and Baldwin assumed certain excluded liabilities. The excluded assets included all cash and cash equivalents in excess of $100 million at the closing date, all marketable securities held by WilTel or its subsidiaries, WilTel's headquarters building located in Tulsa, Oklahoma and certain other miscellaneous assets. In addition, WilTel assigned to Baldwin all of its right to receive $236 million in cash payments from SBC Communications Inc. The excluded liabilities include all of WilTel's long-term debt obligations, WilTel's obligations under its defined benefit pension plan, certain other employee related liabilities and other claims. Prior to the closing, WilTel was released from all obligations under its credit agreement and the outstanding mortgage note secured by its headquarters building.

        Also on the closing date, Level 3, Leucadia and Baldwin executed a registration rights agreement (the "Registration Rights Agreement") pursuant to which Level 3 filed a Registration Statement on Form S-3 with the SEC on December 27, 2005, covering the Shares. The Shares are subject to a transfer restriction that limits the number of shares Baldwin or Leucadia can sell (with certain exceptions) on any given day. This transfer restriction expires on May 22, 2006. Further, pursuant to the Registration Rights Agreement, Leucadia, Baldwin and its affiliates cannot (i) until June 22, 2006, increase their beneficial ownership of Level 3 common stock and (ii) thereafter until December 23, 2008, increase their beneficial ownership above 15% of Level 3's total outstanding shares of common stock without the prior written consent of the board of directors of Level 3. The restriction set forth in (ii) above terminates if Leucadia and its affiliates own less than 5% of Level 3's outstanding common stock.

        The foregoing summary and descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the Purchase Agreement which is filed as Exhibit 10.1 to Level 3's Form 8-K filed on November 1, 2005, and incorporated herein by reference, and (ii) the full text of the Registration Rights Agreement filed as Exhibit 10.2 to Level 3's Form 8-K filed on December 29, 2005, and incorporated herein by reference.

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Section 3—Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

        On December 23, 2005, Level 3 issued 115 million shares of common stock, $0.01 par value, to Baldwin. The common stock was issued without registration pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as the issuance of common stock pursuant to the Purchase Agreement will not involve a public offering.

        The information set forth in Item 2.01 above is incorporated by reference into this Item 3.02.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

  (a)
  Financial Statements of Business Acquired

        The audited consolidated financial statements of WilTel as of December 31, 2004 and for the fiscal year ended December 31, 2004 are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by this reference. The unaudited interim condensed consolidated financial statements of WilTel as of September 30, 2005 and December 31, 2004 and for the nine months ended September 30, 2005 and 2004 are filed as Exhibit 99.4 to this Amendment No. 1 and incorporated herein by this reference.

  (b)
  Pro Forma Financial Information

        The unaudited pro-forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.5 to this Amendment No. 1 and incorporated herein by this reference.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVEL 3 COMMUNICATIONS, INC.
Dated: March 2, 2006	/s/ ERIC J. MORTENSEN Eric J. Mortensen Senior Vice President, Controller and Principal Accounting Officer

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EXHIBIT INDEX

        This index is amended to add the following exhibits.

23.1	Consent of Independent Accountants
99.1
Level 3 Communications, Inc. and subsidiaries audited consolidated financial statements for the years ended December 31, 2004, 2003 and 2002 (incorporated by reference to the Level 3 Communications, Inc. Annual Report on Form 10-K for the year ended December 31, 2004.)
99.2
Level 3 Communications, Inc. and subsidiaries unaudited interim consolidated financial statements for the nine months ended September 30, 2005 and 2004 (incorporated by reference to the Level 3 Communications, Inc. Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.)
99.3	WilTel Communications Group, Inc. and subsidiaries audited consolidated financial statements as of and for the fiscal year ended December 31, 2004.
99.4
WilTel Communications Group, LLC and subsidiaries unaudited interim condensed consolidated financial statements as of September 30, 2005 and December 31, 2004 and for the nine months ended September 30, 2005 and 2004.
99.5	Unaudited pro forma condensed combined financial statements.

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